                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement      [ ]    Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section ___.14a-11(c) or
       Section 240.14a-12


                            SPECTRUMEDIX CORPORATION
               ---------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transaction applies:

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       (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
              determined):
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       (5)    Total fee paid
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[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:
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

                                                                   July 31, 1998

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of SpectruMedix Corporation (the "Company"), which will be held on August 26, 1998, at 10:00 a.m., at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of the Annual Meeting of Stockholders and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals set forth in the enclosed Proxy Statement and recommends that you vote FOR each of such proposals.

     After reading the Proxy Statement, please mark, date, sign and return, by no later than August 17, 1998, the enclosed proxy in the prepaid envelope addressed to ChaseMellon Shareholder Services, L.L.C., our stock transfer agent, to ensure that your shares will be represented. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1998 Annual Report and Form 10-KSB for the fiscal year ended March 31, 1998 is also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          --------------------------------------
                                          Joseph K. Adlerstein, Ph.D.
                                          Chairman, President and
                                          Chief Executive Officer

                            SPECTRUMEDIX CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 26, 1998

     The Annual Meeting of Stockholders (the "Annual Meeting") of SpectruMedix Corporation (the "Company") will be held at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California, on Thursday, August 26, 1998 at 10:00 a.m. local time, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect two directors to serve until the Company's 1999 annual meeting of stockholders or until their successors are duly elected and qualified.

     2. To approve a series of amendments to the Company's 1997 Stock Incentive Plan, including an increase in the total number of shares of the Company's Common Stock authorized for issuance thereunder from 500,000 shares to a total of 1,000,000 shares.

     3. To ratify the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     Only stockholders of record at the close of business on July 3, 1998 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A complete list of stockholders entitled to vote will be available from the Secretary of the Company at the Company's executive offices at 2124 Old Gatesburg Road, State College, Pennsylvania 16803, for a period of 10 days before the meeting.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                          By Order of the Board of Directors,

                                          --------------------------------------
                                          Bernard Sonnenschein
                                          Secretary, Treasurer and Director

July 31, 1998

                            SPECTRUMEDIX CORPORATION
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 26, 1998

GENERAL

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of SpectruMedix Corporation, a Delaware corporation, with corporate headquarters located at 2124 Old Gatesburg Road, State College, Pennsylvania 16803 (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 26, 1998 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. local time at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303. These proxy solicitation materials were first mailed on or about July 31, 1998, to all stockholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On July 3, 1998, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, approximately 3,515,214 shares of the Company's common stock, $0.00115 par value (the "Common Stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on July 3, 1998. The Second Amended and Restated Certificate of Incorporation of the Company does not provide for cumulative voting. Provided a quorum is present, the two nominees for directors who receive the highest number of votes will be elected. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If, however, shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but are counted for quorum purposes.

PROXIES

     If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the two directors proposed by the Board unless the authority to vote for the election of directors (or for any one or more nominees) is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of the amendments to the 1997 Stock Incentive Plan, including a 500,000-share increase in the number of shares authorized for issuance thereunder described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed Proxy with a later date. Your proxy will be automatically revoked if you attend the Annual Meeting and vote in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Second Amended and Restated Certificate of Incorporation provides that the number of members of the Board shall be set by resolution of the Board, with each member having a one-year term. The Board currently is set at and consists of two persons. The directors elected at the Annual Meeting will serve a one-year term expiring at the 1999 annual meeting of stockholders or until their successors have been duly elected and qualified. All nominees are currently directors of the Company with terms expiring at the Annual Meeting.

     Both nominees for election have agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below, provided a quorum is present. The two candidates receiving the highest number of affirmative votes of the shares represented and voting on this Proposal will be elected directors of the Company, to serve their respective terms and until their successors have been duly elected and qualified.

BUSINESS EXPERIENCE OF BOARD NOMINEES

     Set forth below are the names and ages of the nominees, the principal occupations of each nominee and for the past five years, certain directorships held by each, and the year in which each became a director of the Company.

       DIRECTOR NOMINEES                   POSITION WITH THE COMPANY            AGE   DIRECTOR SINCE
       -----------------                   -------------------------            ---   --------------
Joseph K. Adlerstein, Ph.D.      Chairman, President and Chief Executive        54      April 1992
                                 Officer
Bernard Sonnenschein             Director, Treasurer and Secretary              36      April 1992

     Dr. Adlerstein co-founded the Company in April 1992 and currently serves as its Chairman of the Board of Directors, President and Chief Executive Officer. Dr. Adlerstein has over 20 years of experience with high-tech companies focusing on energy, the environment, bioengineering, pharmaceuticals, ultrasonics and metallurgy. Prior to joining the Company, Dr. Adlerstein served as an officer, director and principal of Kasiel Holdings Ltd. (a member of the Adir Group), a real estate and construction firm. Dr. Adlerstein is a director of Future Energy Research Corporation, a privately held company. Dr. Adlerstein received a B.S. from City University of New York, a Masters in Physics from New York University and a Ph.D. in Physics from the Massachusetts Institute of Technology.

     Mr. Sonnenschein co-founded the Company in April 1992 and currently serves as its Secretary, Treasurer and a Director. Prior to joining the Company, from 1986 to 1992, Mr. Sonnenschein worked as a financial consultant to a group of companies in the areas of bioengineering and pharmaceuticals, on-site treatment services to hazardous waste generators and clinical diagnostic products. In 1989, Mr. Sonnenschein co-founded Swiss America Jewelry Corporation, a U.S. manufacturer of the Nobel solid gold watch line, where he served as a Director and Senior Vice President until 1992. Mr. Sonnenschein received a B.S. with Honors in Accounting from Touro College.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 1998 the Board of Directors held no regularly scheduled meetings, no special telephonic meetings and acted by unanimous written consent 14 times. The Board of

Directors has not appointed a Compensation Committee, an Audit Committee or a Nominating Committee. All Directors (who have served on the Board of Directors throughout the year) have attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees, respectively, on which such Directors serve.

     When established, the Compensation Committee will be responsible for determining and reviewing the compensation to be paid to officers and directors of the Company and to administer the Company's 1997 Stock Incentive Plan (the "1997 Plan"). When established, the Audit Committee will be responsible for reviewing the results and scope of audits and other services provided by the Company's independent auditors.

DIRECTOR COMPENSATION

     All Board members are reimbursed for actual expenses incurred in attending Board meetings. Each director received compensation for services rendered as an officer and employee of the Company but not for services as a Director of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                    AMENDMENT TO THE 1997 STOCK OPTION PLAN
                          OF SPECTRUMEDIX CORPORATION

     The Company's stockholders are being asked to approve the restatement of the Company's 1997 Stock Incentive Plan (the "1997 Plan") adopted by the Board on July 27, 1998 which will effect the following changes: (i) increase the maximum number of shares of Common Stock reserved for issuance under the 1997 Plan by an additional 500,000 shares to an aggregate of 1,000,000 shares of Common Stock, (ii) eliminate the requirement that the exercise price of non-statutory options granted, or the purchase price of shares issued, to individuals who own stock possessing more than 10% of the Company's total combined voting power be at least 110% of the fair market value on the grant or issue date, (iii) reaffirm the 100,000-share limit on the maximum number of shares of Common Stock for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year, (iv) eliminate the minimum 20% per year minimum vesting requirements for discretionary option grants and direct stock issuances made under the 1997 Plan and (v) allow non-statutory options to be transferable in connection with the optionee's estate plan.

     The purpose of the increase in the share reserve under the 1997 Plan is to provide the Company with the continued opportunity to utilize equity incentives in order to retain and attract the services of key individuals essential to the Company's long-term growth and success. The reaffirmation of the 100,000-share limitation on the maximum number of shares of Common Stock for which any one participant may be granted stock options, stock appreciation rights or direct stock issuances per calendar year will assure that any compensation deemed paid to the Company's executive officers upon their exercise of stock options or stock appreciation rights with exercise prices equal to the fair market value per share on the grant date will qualify as tax-deductible performance-based compensation under the federal tax laws and will not otherwise be subject to the $1 million limitation per covered individual on the tax deductibility of compensation paid to certain executive officers of the Company. The remaining changes effected by the restatement will facilitate plan administration by eliminating a number of restrictions previously incorporated into the 1997 Plan that were required by state securities laws prior to the time the Company's Common Stock was publicly traded.

     The 1997 Plan initially became effective upon adoption by the Board on March 12, 1997 and was also approved by the stockholders at that time.

     The following is a summary of the principal features of the 1997 Plan as most recently restated. The summary, however, does not purport to be a complete description of all the provisions of the restated 1997 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan restatement may do so upon written request to the Corporate Secretary at the Company's principal executive offices in State College, Pennsylvania.

EQUITY INCENTIVE PROGRAMS

     The 1997 Plan is divided into three separate equity incentive programs: (i) the Discretionary Option Grant Program, under which individuals in the Company's service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price per share not less than the fair market value on the grant date, (ii) the Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price per share not less than the fair market value at the time of issuance or as a fully-paid bonus for services rendered the Company or the attainment of designated performance goals, and (iii) the Automatic Option Grant Program under which options will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of the option shares on the grant date.

     Options under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

ADMINISTRATION

     The 1997 Plan (other than the Automatic Option Grant Program) is administered by the Board. The Board acting in such administrative capacity has complete discretion (subject to the terms of the 1997 Plan) to authorize option grants and direct stock issuances under the 1997 Plan. Pursuant to the provisions of the 1997 Plan, the Board may appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal security laws. The entity or entities responsible for administering the 1997 Plan will be referred to in this Proposal as the Plan Administrator.

     All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no Plan Administrator will exercise any administrative discretion with respect to grants made under such program. Stockholder approval of this Proposal will also constitute pre-approval of each option that is granted on or after the date of the 1998 Annual Meeting pursuant to the provisions of the Automatic Option Grant Program and the subsequent exercise of each such option in accordance with those provisions.

ELIGIBILITY

     Employees of the Company or any parent or subsidiary corporation, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisers in the service of the Company or its parent or subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant Program.

     As of July 3, 1998, a total of approximately two executive officers, and 26 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. As of such date, there were no non-employee members of the Board who were eligible to participate in the Automatic Option Grant Program.

SHARE RESERVE

     A total of 1,000,000 shares of Common Stock has been reserved for issuance under the 1997 Plan, including the 500,000-share increase which forms part of this Proposal.

     In no event may any one participant in the 1997 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 100,000 shares in the aggregate per calendar year. Stockholder approval of this Proposal will also constitute approval of such share limitation for purposes of Internal Revenue Code Section 162(m).

     Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1997 Plan. Unvested shares issued under the 1997 Plan and subsequently repurchased by the Company, at the original option exercise or direct issue price paid per share, will also be added back to the share reserve and, accordingly will be available for subsequent issuance under the 1997 Plan.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in the corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1997 Plan, (ii) the maximum number and class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member, and (iv) the number and class of securities and the exercise priced per share in effect under each outstanding option in order to prevent dilution or enlargement of benefits thereunder.

VALUATION

     The fair market value per share of Common Stock is determined by the Plan Administrator, based on such factors as the Plan Administrator deems appropriate, including the bid an asked prices per share on the date in question, as quoted on the Nasdaq Over-the-Counter Bulletin Board. On July 3, 1998, the average of the high bid and low asked price per share on such Bulletin Board was $9.375.

DISCRETIONARY OPTION GRANT PROGRAM

     Options granted under the Discretionary Option Grant Program will have an exercise price per share not less than the fair market value per share of Common Stock on the grant date. No granted option may have a term in excess of 10 years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or shares of Common Stock.

          Limited stock appreciation rights may be granted to officers or directors of the Company as a part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per vested option share equal to the excess of (a) the take-over price per vested share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. However, the Plan Administrator will have the discretionary authority at any time to accelerate the vesting of any and all unvested shares at any time.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each non-employee Board member who was serving on the Board on September 16, 1997, the date on which the underwriting agreement for the initial public offering of the Common Stock was executed and priced, had the right to automatically receive an option to purchase 10,000 shares of Common Stock, provided such individual had not previously received a stock option grant from the Company in connection with his or her Board service. There were no non-employee Board members on such date. Each non-employee Board member who is first elected or appointed after September 16, 1997, will automatically receive an option to purchase 10,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any parent or subsidiary). In addition, on the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted a non-statutory option to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 2,500 share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive those annual grants.

     Each option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from such grant date, subject to earlier termination at the end of the twelve (12)-month period measured from the date of the optionee's cessation of Board Service.

     Each such option granted under the Automatic Option Grant Program will be immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 10,000-share automatic option grant will vest in a series of four (4) successive equal annual installments upon the optionee's completion of each year of Board service over the four (4)-year period measured from the grant date. The shares subject to each 2,500-share grant will vest upon the optionee's completion of one (1) year of Board service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest in full should any of the following events during the optionee's period of Board service: (i) his or her death or permanent disability, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, or (iv) a change in the majority of the Board effected through one or more proxy contested elections for Board membership.

     In addition, upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, the optionee will have a thirty
(30)-day period in which to surrender to the Company each of his or her outstanding automatic option grants. The optionee will in return be entitled to a cash distribution from the company in an amount equal to the excess of (i) the take-over price of the shares at the time subject to each surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution will be paid within five (5) days following the surrender of the option to the Company. Stockholder approval of this Proposal will constitute pre-approval of each option grant with such a cash surrender right made under the 1997 Plan on or after the date of the 1998 Annual Meeting and the subsequent exercise of that right in accordance with the foregoing terms, and no approval or consent of the Board or the Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

GENERAL PROVISIONS

  Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise replaced with a cash incentive program which preserves the spread on the unvested option shares will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator may structure one or more options under the Discretionary Option Grant Program so that those options will vest on an accelerated basis upon an acquisition of the Company, whether or not those options are assumed or replaced with a cash incentive plan. Alternatively, the Plan Administrator may structure the options or stock issuances under the Discretionary Option Grant and Stock Issuance Programs so that those options and issuances will immediately vest in the event the individual's service with the successor entity is terminated within a specified period (not to exceed eighteen (18) months) following an acquisition of the Company which does not otherwise trigger the accelerated vesting of those options or issuances. The Plan Administrator will also have the discretionary authority to structure option grants or stock issuances under the Discretionary Option Grant or Stock Issuance Programs so that those grants or issuances will vest in full upon the termination of the individual's service within a specified period (not to exceed eighteen (18) months) following a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership).

     The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, takeover attempt or other efforts to gain control of the Company.

  Option Transferability

     Options are generally not assignable or transferable other than by will or the laws of inheritance and may only be exercised by the optionee during his or her lifetime. However, non-statutory options may be transferred or assigned during the optionee's lifetime to one or more members of the optionee's family or to a trust established exclusively for family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

  Financial Assistance

     The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options granted under the Discretionary Option Grant Program or the purchase price of shares under the Stock Issuance Program by delivering a promissory note payable in installments. However, the maximum amount of financing provided by any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in while or in part, at the discretion of the Plan Administrator, over the participant's period of service.

  Special Tax Election

     The Plan Administrator may provide one or more holders of options or unvested shares (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1997 Plan, between the March 12, 1997 effective date and July 3, 1998, together with the weighed average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                         OPTIONS GRANTED    WEIGHTED AVERAGE
                    NAME AND TITLE                      (NUMBER OF SHARES)   EXERCISE PRICE
                    --------------                      ------------------  ----------------
Joseph K. Adlerstein..................................          --                 --
Bernard Sonnenschein..................................          --                 --
All executive offices as a group (2 persons)..........          --                 --
All non-employee directors as a group (no persons)....          --                 --
All employees, including current officers who are not
  executive officers, as a group (24 persons).........       275,836             $5.01

     As of July 3, 1998, options for 275,836 shares were outstanding, no shares had been issued under the 1997 Plan, and 724,164 shares remained available for future option grant, assuming stockholder approval of the share increase which forms part of this Proposal.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1997 Plan in any or all respects whatsoever, subject to any stockholder approval under applicable law or regulation. The Board may terminate the 1997 Plan at any time, and the 1997 Plan will in all events terminate on April 29, 2007.

NEW PLAN BENEFITS

     No options have been made to date on the basis of the 500,000-share increase which is the subject of this Proposal.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or disposition, then a disqualifying disposition of the purchased shares will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     Direct Stock Issuance. The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION.

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be take into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants with an exercise price equal to 100% of the fair market value of the shares on the grant or issue date will not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the option grants would have upon the

Company's reported earnings were the value of those options (as measured at the time of grant) treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings over the period such rights remain outstanding.

STOCKHOLDER APPROVAL REQUIRED

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of the restatement of the 1997 Plan. If such stockholder approval is not obtained, then any options granted on the basis of the 500,000-share increase to the share reserve effected by the restatement will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted and no shares will be issued on the basis of such share increase. In addition, the exercise price of non-statutory stock options granted or the purchase price of stock issued to individuals who own stock possessing more than 10% of the total combined voting power of the Company's securities will remain at 110% of the fair market value on the grant or issue date. The 1997 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1997 Plan in effect prior to the restatement, until the available reserve of Common Stock as last approved by the stockholders has been issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RESTATEMENT OF THE 1997 PLAN.

                                 PROPOSAL NO. 3

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999, subject to ratification of the stockholders. Price Waterhouse LLP has been employed regularly by the Company to audit its consolidated financial statements and for other purposes since December 1997. The Company had previously employed the independent accounting firm of Lazar, Levine & Felix LLP from the Company's inception to December 1997. Representatives of Price Waterhouse LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of July 3, 1998, unless otherwise noted, by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director at the Annual Meeting, (iii) the Chief Executive Officer and the next most highly compensated executive officer named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group. Unless otherwise noted, each of the stockholders has sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                                 SHARES            PERCENT OF SHARES
   NAME AND ADDRESS, IF REQUIRED, OF BENEFICIAL OWNER      BENEFICIALLY OWNED    BENEFICIALLY OWNED(1)
   --------------------------------------------------      ------------------    ---------------------
Joseph K. Adlerstein, Ph.D.(2)...........................        780,001                 21.41%
  c/o SpectruMedix Corporation
  2124 Old Gatesburg Road
  State College, Pennsylvania 16803
Bernard Sonnenschein.....................................        575,219                 16.36%
  c/o SpectruMedix Corporation
  2124 Old Gatesburg Road
  State College, Pennsylvania 16803
All directors and executive officers as a group (2
  persons)(2)............................................      1,355,220                 37.77%

---------------
 *  Less than one percent of the Company's outstanding Common Stock.

(1) Percentage of beneficial ownership is calculated assuming 3,515,214 shares of Common Stock were outstanding on July 3, 1998. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "SEC") and generally includes voting or dispositive power with respect to securities. Shares of Common Stock subject to stock options and warrants currently exercisable or exercisable within 60 days after July 3, 1998, are deemed outstanding for computing the percentage of the person holding such stock options and warrants but are not deemed outstanding for computing the percentage of any other person.

(2) Includes options to purchase 127,827 shares of Common Stock exercisable within 60 days of July 3, 1998.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

BOARD REPORT ON EXECUTIVE COMPENSATION

     As members of the Company's Board of Directors, it is our duty to set the base salary of certain executive officers each fiscal year and to approve the individual bonus programs to be in effect for those individuals. In addition, we have the exclusive authority to award stock options under the Company's 1997 Plan to the Company's executive officers and other key employees. The following is a summary of the policies which governed our decisions concerning the compensation paid to the Company's executive officers, including the compensation reflected in the tables which appear elsewhere in this Proxy Statement.

GENERAL COMPENSATION POLICY

     Introduction. We have developed a compensation policy which is designed to attract and retain qualified key executive officers critical to the Company's success. In developing this policy, we have concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as return on equity. This is primarily because the Company's early stage of development and all of the Company's product candidates are still in either development or clinical testing phases and because, through the end of fiscal 1998, the Company had not yet realized any significant revenues or product sales. Instead, we base our decisions upon the following standards: (i) base salary levels which are commensurate with those of comparable positions at other biopharmaceutical companies, given the level of seniority and skills possessed by the executive officer, and which reflect the individual's performance with the Company over time, (ii) annual bonuses tied to the achievement of corporate and individual performance objectives and the Company's financial performance, and (iii) long-term, stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

     Factors. The primary factors which we considered in establishing the components of each executive officer's compensation package for the 1998 fiscal year are summarized below. We may, however, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years.

     - Base Salary. The base salary of each executive officer is initially established through negotiation at the time the officer is hired. Base salary is subsequently adjusted at periodic intervals, usually on an annual basis. When establishing or reviewing base salary levels for each executive officer, we consider the following factors: the qualifications of the executive officer and the relevant individual experience he or she brings to the Company, strategic goals for which the executive officer has responsibility, compensation levels at biopharmaceutical companies at a development stage comparable to the Company and at other companies which compete with the Company for executive talent.

     - Annual Incentive Compensation. Annual bonuses payable in cash were awarded based on achievement of corporate and individual performance objectives. For the 1998 fiscal year, the corporate performance objectives were tied to the following measures of financial success: (i) the successful completion of the Company's initial public offering, (ii) the execution of certain license agreements and (iii) the progress on the development of the Company's core technologies. Each objective was assigned a relative weight in determining the amount of the bonus attributable to corporate performance.

CEO COMPENSATION

     In establishing Dr. Adlerstein's base salary, it was the intent of the Board to provide him with a level of stability and certainty each year and not to have this particular component of compensation affected to any significant degree by Company performance factors. Accordingly, we primarily took Dr. Adlerstein's personal performance into consideration in setting his base salary at $105,519. The remaining components of Dr. Adlerstein's compensation package provide no dollar guarantees and are contingent upon the attainment of performance objectives.

     Dr. Adlerstein was paid a cash bonus of $5,000, based primarily upon the Company's progress in meeting the performance objectives identified above for the year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     As a result of Section 162(m) of the Internal Revenue Code, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1997 Plan contains certain provisions that are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

     Because it is very unlikely that the cash compensation payable to any of the Company's executive officers will approach the $1 million limit in the foreseeable future, we have decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. We will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     The foregoing report has been submitted by the undersigned in our capacity as members of the Company's Board of Directors.

                                          Joseph K. Adlerstein, Ph.D.
                                          Bernard Sonnenschein

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers whose salary and bonus exceeded $100,000 for the 1998 fiscal year (the "Named Officers") for services rendered in all capacities to the Company for the 1998 and 1997 fiscal years. Information with respect to the 1996 fiscal year is not required to be reported because the Company was not a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during such year. No executive officer resigned or terminated employment during the 1998 fiscal year who would have otherwise been includible in such table on the basis of salary and bonus earned for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                                               AWARDS
                               ANNUAL COMPENSATION                      --------------------
         NAME AND           --------------------------   OTHER ANNUAL   NUMBER OF SECURITIES    ALL OTHER
  PRINCIPAL POSITION(S)     YEAR   SALARY     BONUS(1)   COMPENSATION    UNDERLYING OPTIONS    COMPENSATION
  ---------------------     ----  --------    --------   ------------   --------------------   ------------
Joseph K. Adlerstein,       1998  $116,221(2)  $5,000        --                 --                 --
  Ph.D....................
  President, Chief          1997    73,415(3)      --        --                 --                 --
  Executive
  Officer and Chairman of
  the Board
Bernard Sonnenschein......  1998   106,249(4)   5,000        --                 --                 --
  Treasurer, Secretary and  1997    72,415(5)      --        --                 --                 --
  Director

---------------
(1) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years, but paid in the following year.

(2) Includes $10,702 paid under the Company's health insurance plan.

(3) Includes $8,800 paid under the Company's health insurance plan.

(4) Includes $9,880 paid under the Company's health insurance plan.

(5) Includes $7,800 paid under the Company's health insurance plan.

STOCK OPTIONS

     No options were granted to the Named Officers in the fiscal year ending March 31, 1998.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1998 fiscal year and unexercised options held as of the end of such year by the Named Officers. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right which forms part of each previously granted outstanding stock option, no stock appreciation rights were outstanding at the end of the 1998 fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                              NUMBER OF                    UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                               SHARES       AGGREGATE          MARCH 31, 1998               MARCH 31, 1998(2)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -----------   -----------   -------------   -----------   -------------
Joseph K. Adlerstein,
  Ph.D.....................      --            --          127,827          --         $1,036,402         --
Bernard Sonnenschein.......      --            --               --          --                 --         --

---------------
(1) Based on the closing price of the purchased shares on the option exercise date less the exercise price paid for such shares.

(2) Based on fair market value of the Common Stock at fiscal year end ($8.109 per share) less the option exercise price payable per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     In March 1997, the Company entered into an employment agreement, which was amended in August 1997 (the "Executive Agreement"), with Joseph K. Adlerstein, Ph.D. (the "Executive"), pursuant to which Dr. Adlerstein is employed as the Company's Chairman of the Board, President and Chief Executive Officer. The Executive Agreement provides that the Executive shall devote substantially all of his respective business time to the affairs of the Company. The Executive Agreement expires in March 2000, and shall be automatically renewed for successive one-year periods unless, within 30 days of the expiration of the Executive Agreement, either party notifies the other of its election not to renew the Executive Agreement. The Executive Agreement provides for an initial base salary of $96,000 (the "Base Salary") per annum and the payment of an annual bonus of up to 25% of the Base Salary, as determined by the Board of Directors of the Company based on performance and other criteria. In addition, the Executive Agreement provides for additional compensation at a rate of $24,000 for each year of the Executive Agreement for services rendered to the Company since the Company's inception. Under the Executive Agreement, if the Executive is terminated without cause, such terminated Executive shall receive a severance payment equal to 18 months of his then applicable base salary. A change in ownership or control of the Company shall be considered termination without cause. The Executive Agreement contains confidentiality provisions and covenants not to compete with the Company during the employment period. Also in March 1997, the Company entered into an employment agreement with Bernard Sonnenschein, the Company's Treasurer and Secretary. This agreement was terminated in August 1997.

     As a result of the Company's dependence on Dr. Adlerstein as a key employee, the Company has obtained and is the sole beneficiary of key-person life insurance in the amount of $1,000,000 on the life of Dr. Adlerstein. There is no assurance that such insurance will continue to be available on reasonable terms or at all.

     All of the Company's employees are subject to certain confidentiality and non-competition obligations. Each employee has also agreed that all inventions, discoveries and developments which may be used in the Company's business and that are developed by such employee during his or her employment with the Company are the Company's property and the employee will assign his or her rights therein to the Company. Should the Company be acquired by merger or asset sale, then all outstanding options held by executive officers under the 1997 Plan will automatically accelerate and vest in full, except to the extent those options are to be assumed by the successor corporation. In addition, the Plan Administrator of the 1997 Plan will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by any executive officer or any unvested shares of Common Stock subject to direct issuances held by such individual, in connection with the termination of that individual's employment following: (i) a merger or asset sale in which these options are assumed or are assigned, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or
(iii) certain hostile changes in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not presently have a Compensation Committee. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Delaware General Corporation Law, the Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation that eliminate the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances and which authorize the Company to indemnify its directors, officers and other agents, by bylaw, agreement or otherwise, to the fullest extent permitted by law. The Company's Bylaws require the Company to indemnify its directors and allow the Board of Directors in its discretion to indemnify officers, employees and other agents to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the Company. Additionally, the Company shall advance to the Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within 10 days after receiving copies of invoices presented to Director for such expenses.

     The Company has entered into separate indemnification agreements with its directors and executive officers. These agreements may require the Company, among other things, to indemnify directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers. Management believes that these provisions in its Second Amended and Restated Certificate of Incorporation and its Bylaws and contractual indemnification are necessary to attract and retain qualified persons as directors and officers.

     At present, there is no pending litigation or proceeding involving a director, officer, employee or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended March 31, 1998, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements, except that Mr. Sonnenschein did not timely file a Form 5 with respect to a certain gift of 18,260 shares of Common Stock, which untimely filing was subsequently corrected.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                             STOCKHOLDER PROPOSALS

     Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 1999 annual meeting of stockholders is expected to be March 1, 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.

                                  FORM 10-KSB

     The Company filed an Annual Report on Form 10-KSB with the SEC. A copy of the Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice and to vote at the Annual Meeting. This Form 10-KSB is not incorporated into this Proxy Statement.

               THE BOARD OF DIRECTORS OF SPECTRUMEDIX CORPORATION

Dated: July 31, 1998

                            SPECTRUMEDIX CORPORATION
                            1997 STOCK INCENTIVE PLAN

                    (AMENDED AND RESTATED AS OF JULY , 1998)
                                   ARTICLE ONE

                               GENERAL PROVISIONS


      I.   PURPOSE OF THE PLAN

           This 1997 Stock Incentive Plan is intended to promote the interests of SpectruMedix Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

           Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.  STRUCTURE OF THE PLAN

           A.  The Plan shall be divided into three separate equity programs:

               (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

               (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

               (iii) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

           B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

      III. ADMINISTRATION OF THE PLAN

           A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to such persons.

           B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee or transfer such power and authority to the Primary Committee.

           C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative jurisdiction under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

           D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

           E. Administration of the Automatic Option Grant shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.


                                       2.

      IV.  ELIGIBILITY

           A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

               (i) Employees,

               (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

               (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

           B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

           C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

           D. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are serving as non-employee Board members on the Underwriting Date, provided they have not previously received a stock option grant from the Corporation in connection with their Board service, (ii) those individuals who first become non-employee Board members at any time after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.


                                       3.

      V.   STOCK SUBJECT TO THE PLAN

           A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed one million (1,000,000) shares. Such shares reserve includes (i) the five hundred thousand (500,000) shares initially reserved for issuance plus (ii) an additional five hundred thousand (500,000) shares approved by the Board on July , 1998, subject to stockholder approval at the 1998 Annual Meeting.

           B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than one hundred thousand (100,000) shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

           C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

           D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       4.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

      I.   OPTION TERMS

           Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

           A.  EXERCISE PRICE.

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i) in cash or check made payable to the Corporation,

               (ii) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

           Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.


                                       5.

           B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

           C.  EFFECT OF TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise of any options granted to Optionee under the Plan and outstanding at the time of his or her cessation of Service or death:

               (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the period during which the option may be exercised shall be reduced to the three
           (3)-month period measured from the date of such cessation of Service.

               (ii) Should Optionee's Service terminate by reason of Disability, then the period during which the option may be exercised shall be reduced to the twelve (12)-month period measured from the date of such cessation of Service.

               (iii) If the Optionee dies while holding an outstanding option under the Plan, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve
           (12)-month period following the date of the Optionee's death to exercise such option.

               (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

               (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.


                                       6.

               (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

           D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

           E. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

           F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Non-Statutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion


                                       7.

shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in the documents issued to the assignee as the Plan Administrator may deem appropriate.

      II.  INCENTIVE OPTIONS

           The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

           A.  ELIGIBILITY. Incentive Options may be granted only to Employees.

           B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

           C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

      III. CORPORATE TRANSACTION/CHANGE IN CONTROL

           A. The shares subject to each option outstanding under the Discretionary Option Grant Program at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall NOT vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.


                                       8.

           B. All outstanding repurchase rights shall also terminate automatically, and the Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

           C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

           D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

           E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights so that those rights shall not be assignable in connection with a Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated repurchase rights shall immediately vest in full, whether or not the options under which those shares are purchasable are to be assumed by the successor corporation.

           F. The Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the Involuntary


                                       9.

Termination. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights so that those repurchase rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated rights shall accordingly vest in full.

           G. The Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon (i) a Change in Control or (ii) the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Optionee's cessation of Service. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights so that those repurchase rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Change in Control or Involuntary Termination, and the shares subject to those terminated rights shall accordingly vest in full at that time.

           H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

           I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.  CANELLATION AND REGRANT OF OPTIONS

           The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share equal to the Fair Market Value per share of Common Stock on the new grant date.

      V.   STOCK APPRECIATION RIGHTS

           A. The Plan Administrator shall have the authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.


                                       10.

           B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

               (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

               (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

               (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

           C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

               (ii) Upon the occurrence of a Hostile Takeover, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty
           (30)-day period following such Hostile Takeover) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Takeover Price of the shares of Common Stock which are at the time vested under each


                                       11.

          surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

               (iii) The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this
           Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

               (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.


                                       12.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

      I.   STOCK ISSUANCE TERMS

           Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

           A.  PURCHASE PRICE.

               1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

               2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

               (i) cash or check made payable to the Corporation, or

               (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

           B.  VESTING PROVISIONS.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.


                                       13.

               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. The Corporation shall repay to the Participant any cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchasemoney note of the Participant attributable to the surrendered shares.

               5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

           A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

           B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding under the Stock Issuance Program, to structure one or more of those repurchase rights so that such rights shall not be assignable in connection with a Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated repurchase rights shall immediately vest in full.

           C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding under the Stock Issuance Program, to structure one or more of those repurchase rights so that such rights shall automatically terminate


                                       14.

in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

           D. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding under the Stock Issuance Program, to structure one or more of those repurchase rights so that such rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, upon (i) a Change in Control or (ii) the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control or Involuntary Termination.

      III. SHARE ESCROW/LEGENDS

           Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.


                                       15.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

      I.   OPTION TERMS

           A. GRANT DATES. Option grants shall be made on the dates specified below:

               1. Each individual who is serving as a non-employee Board member on the Underwriting Date shall automatically be granted on that date a Non-Statutory Option to purchase Ten Thousand (10,000) shares of Common Stock, provided that individual has not previously received a stock option grant from the Corporation in connection with his or her Board service.

               2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase Ten Thousand (10,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase Two Thousand Five Hundred (2,500) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 2,500-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously received stock option grants from the Corporation or been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

               Stockholder approval of this 1998 Restatement of the Plan shall constitute pre-approval of each option granted under this Automatic Option Grant Program on or after the date of such approval and the subsequent exercise of that option in accordance with the terms and provisions of this Article Four and the applicable stock option agreement.

           B.  EXERCISE PRICE.

               1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.


                                       16.

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

           D. EXERCISE AND VESTING OF OPTIONS. Each option grant under this Automatic Option Grant Program shall be immediately exercisable for any or all of the option shares. However, the shares of Common Stock purchased under each such option grant shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4)-year period measured from the option grant date. Each annual 2,500-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

           E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee under this Automatic Option Grant Program at the time the Optionee ceases to serve as a Board member:

               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

               (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

               (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.


                                       17.

               (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
           (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

      II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKEOVER

           A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

           B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Takeover.

           C. Upon the occurrence of a Hostile Takeover, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Takeover Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of this 1998 Plan Restatement shall constitute pre-approval of the grant of each such option surrender right made under this Automatic Option Grant Program on or after the date of such approval and the subsequent exercise of that right in accordance with the terms and provisions of this Section II.C. No additional approval of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.


                                       18.

           D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

           E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      III. REMAINING TERMS

           The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                       19.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

      I.   FINANCING

           The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II.  TAX WITHHOLDING

           A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

           B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

               Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock or Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.


                                       20.

      III. EFFECTIVE DATE AND TERM OF THE PLAN

           A. The Discretionary Option Grant and Stock Issuance Programs became effective immediately upon the Plan Effective Date. The Automatic Option Grant Program became effective upon the Underwriting Date, and the initial option grants under such program were made at that time. The stockholders approved the Plan on March 11, 1997.

           B.  The Plan shall terminate upon the earliest of (i) April 29, 2007,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such a clause (i) plan termination, any outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

      IV.  AMENDMENT OF THE PLAN

           A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

           On July , 1998, the Board adopted this 1998 Restatement of the Plan to effect the following changes: (i) increase the maximum number of shares of Common Stock reserved for issuance under the Plan by an additional 500,000 shares to 1,000,000 shares of Common Stock, (ii) eliminate the requirement that the exercise price of Non-Statutory Options granted, or the purchase price of shares issued, to 10% Stockholders be at least one hundred ten percent (110%) of the Fair Market Value per share on the grant or issue date, (iii) allow Non-Statutory Options granted under the Plan to be transferable in connection with the optionee's estate plan, and (iv) eliminate the minimum twenty percent (20%) per year vesting requirement for stock option grants or direct share issuances made under the Plan. The 1998 Restatement became effective immediately upon adoption by the Board and is subject to approval by the Corporation's stockholders at the 1998 Annual Meeting. No options shall be exercised, and no shares shall be issued, on the basis of the 500,000-share increase in the maximum number of shares reserved for issuance under the Plan, unless and until the 1998 Restatement is approved by the stockholders. Should such stockholder approval not be obtained at the 1998 Annual Meeting, then such 500,000-share increase shall not be implemented, and the exercise price of Non-Statutory Options granted, and the purchase price of shares of stock issued, to 10% Stockholders shall remain at not less than one hundred ten percent (110%) of the Fair Market Value per share on the grant or issue date. All option grants made prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options


                                       21.

or issuances, and nothing in the 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

           B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      V.   REGULATORY APPROVALS

           A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

           B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      VI.  NO EMPLOYMENT/SERVICE RIGHTS

           Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                       22.

      VII. USE OF PROCEEDS

           Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


                                       23.

                                    APPENDIX


           The following definitions shall be in effect under the Plan:

           A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

           B.  BOARD shall mean the Corporation's Board of Directors.

           C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

           D.  CODE shall mean the Internal Revenue Code of 1986, as amended.

           E.  COMMON STOCK shall mean the Corporation's common stock.

           F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or


                                      A-1.

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

           G. CORPORATION shall mean SpectruMedix Corporation, a Delaware corporation, and any successor corporation which shall assume the Plan and the outstanding options and stock issuances under the Plan.

           H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

           I. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

           J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

           K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

           L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (i) If the Common Stock or Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.


                                      A-2.

               (iii) If the Fair Market Value of Common Stock is not determinable pursuant to subparagraph (i) or (ii) of this provision, then the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it shall deem appropriate, including the bid and asked prices for the Common Stock on the date in question, as such prices are quoted on the Nasdaq Over-the Counter Bulletin Board.

           M. HOSTILE TAKEOVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

           N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

           O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

           P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).


                                      A-3.

           Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

           R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

           S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

           T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           U. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

           V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

           W. PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

           X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

           Y. PLAN EFFECTIVE DATE shall mean March 12, 1997, the date on which the Plan was originally adopted by the Board.

           Z. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.


                                      A-4.

           AA. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

           AB. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

           AC. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

           AD. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

           AE. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

           AF. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

           AG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           AH. TAKEOVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Takeover or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover. However, if the surrendered option is an Incentive Option, the Takeover Price shall not exceed the clause (i) price per share.

           AI. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

           AJ. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).


                                      A-5.

           AK. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters who managed the initial public offering of the Common Stock.

           AL. UNDERWRITING DATE shall mean March 12, 1997, the date on which the Underwriting Agreement was executed and priced in connection with the initial public offering of the Common Stock.


                                      A-6.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            SPECTRUMEDIX CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersign appoints JOSEPH K. ADLERSTEIN and J. STEPHAN DOLEZALEK, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of SpectruMedix Corporation ("SpectruMedix") held of record by the undersigned as of July 3, 1998 at the Annual Meeting of Stockholders ("Annual Meeting") of Spectrumedix to be held the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California on August 26, 1998 at 10:00 a.m., local time, and at all adjournments thereof, upon the following matters:

(1)  Election of Directors       o FOR all nominees listed below                  o WITHHOLD AUTHORITY to vote for all nominees
                                   (except as marked to the contrary below)         listed below

              Joseph K. Adlerstein, Ph.D. and Bernard Sonnenschein
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(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

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(2)  Amendment of the SpectruMedix Corporation 1997 Stock Incentive Plan,
     including an increase in the number of shares issuable thereunder from 500,000 shares to a total of 1,000,000 shares.

      [ ] FOR                       [ ] AGAINST             [ ]  ABSTAIN

(3) Ratification of the selection of Price Waterhouse LLP as independent public accountants for the 1999 fiscal year.

      [ ] FOR                       [ ] AGAINST             [ ]  ABSTAIN

(4) In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting.

      [ ] FOR                       [ ] AGAINST             [ ]  ABSTAIN

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE
TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION
TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.


                                    Dated: _______________________________, 1998

                                    ____________________________________________

                                    ____________________________________________
                                    Signature or Signatures of Stockholder


                                    (This signature should conform to your name as printed hereon. Co-owners should both sign.)